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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Prospectus constituting part of Post-Effective Amendment No. 1 to this Registration Statement on Form S-1 (No. 333-50681) of our report dated March 14, 1997, relating to the financial satements of Mrs. Butterworth's business, a component of CONOPCO, Inc., which appears in such Prospectus. We also consent to the reference to us under the headings "Experts" in such Prospectus.

/s/ PricewaterhouseCoopers LLP

San Francisco, California
July 10, 1998